In Our Business, Every Second Counts Investor Day – April 3, 2009 Exhibit 99.1

Forward Looking Statements
Nothing contained in this presentation is, or should be relied upon as, a promise or representation as to the future.  Any projections contained herein or otherwise made available are based on management’s analysis of information available at the time this presentation was prepared and on assumptions and perspectives that may be unique to Rural/Metro management, which may or may not prove to be correct.  There can be no representation, warranty or other assurance as to the accuracy or completeness of such projections or that any such projections will be realized.  Recipients of this presentation should conduct their own investigation and analysis of the business, data and property described.

Welcome & Introductions 3

Agenda
10:00 a.m. Registration & Check-In
10:15 a.m. Welcome and Introductions (Liz Merritt, Managing Director of
(Tab 1)
Investor Relations)
10:20 a.m. The Industry, the Company, and the Business
(Tab 2)
(Jack Brucker, President & CEO)
10:45 a.m. Operational Technology & Revenue Cycle Management (Todd
(Tab 3)
Walker, Mid-Atlantic Group President)
11:15 a.m. Financial Performance (Kristi Ponczak, Senior VP & CFO)
(Tab 4)
11:30 a.m. Question & Answer Session
Noon -1 p.m. Roundtable Luncheon With Management

Management Presenters
Jack Brucker, President & Chief Executive Officer –
Mr. Brucker joined Rural/Metro in 1997 as Chief Operating Officer and was
promoted to Chief Executive Officer in January 2000. Mr. Brucker holds an MBA degree from Ohio State University and a Bachelor of Science degree in Business
Administration from Youngstown State University.
Kristi Ponczak, Senior Vice President & Chief
Financial Officer –
Mrs. Ponczak joined Rural/Metro in 1998 as Director
of Financial Planning. She was promoted in 2004 to Vice President and Treasurer, where she served until 2006 when she was appointed Senior Vice President &
Chief Financial Officer.  Mrs. Ponczak is a certified public accountant and holds a
Bachelor of Science degree in accounting from Arizona State University.
Todd Walker, Mid-Atlantic Group President –
Mr. Walker
joined Rural/Metro in 1996 as a District Manager and was promoted to Group
President in 2000. Prior to joining Rural/Metro, Mr. Walker was Vice President and part owner of Metro Ambulance in Cleveland, Ohio, which was acquired by
Rural/Metro.  Mr. Walker holds a Bachelor of Science degree in business administration from the University of Massachusetts.

The Industry, The Company, & The Business Jack Brucker, President & CEO 6

40.0%
44.0%
9.0%
7.0%
Private Public Hospital Public Utility
Medically Necessary Ambulance Market
Estimated at $13.0 Billion in Gross Revenue Annually*
Sources: U.S. Census Bureau; Coalition of Advanced Emergency Medical Systems; Centers for Medicare and Medicaid Services; American Ambulance
Association 2006 Ambulance Cost Survey, Final Report; 2007 Journal of Emergency Medical Services 200 City Survey.
* Excludes wheelchair transports
Partnerships With Municipal Departments & Hospital-Based Services Provide Market
Expansion Opportunities
16%
37%
47%
Rural/Metro AMR Other
Industry Overview
Private Providers

Types of Ambulance Services
Emergency
Market
Dynamics
Overview
Advanced life support (paramedic care)
Basic life support (emergency medical
technician care)
Exclusive 911 contracts
Services provided in conjunction with local
municipal system
Key differentiating characteristics: Quality
of service and response times
8
Budgetary constraints driving more
ambulance service outsourcing by
municipalities
Exclusive contracts limit competitor
opportunities
Continued rate increases
CON (Certificate of Necessity) provides
barrier to entry
Non-Emergency
Medically necessary, pre-scheduled inter-
facility services
Preferred provider arrangement & contracts
Services provided to facilities such as
hospitals, nursing homes, surgical centers,
dialysis centers
Key differentiating characteristics: quality of
service and response times
Increasing inter-facility travel between
specialty health care facilities
Hospital cost containment strategy driving
more ambulance service outsourcing
Larger number of competitors/fewer barriers
to entry
More profitable when provided to
communities with existing 911 services –
strong operating leverage

Growth Drivers in Ambulance Reimbursement
12
16
20
26
31
35
40
54
70
77
82
150
179
203
227
249
281
300
325
351
377
404
0
50
100
150
200
250
300
350
400
450
1950 1960 1970 1980 1990 2000 2010* 2020* 2030* 2040* 2050*
Age 65+ Total
Elderly Population Growth Rate
Steady increase in people age 65+; accelerating growth of people 55-64 (4% 5-yr CAGR)
•
Growth of 65+ population is 1.8% vs. 0.6% for remainder of population
•
42% of R/M transports are for patients 65+
Movement of retirees to warmer-climate states in which Rural/Metro is primary ambulance provider drives increase in transport volume
Increased patient travel between specialty treatment healthcare facilities
9
Total Elderly Population (1950 – 2050)
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
2000 2010E 2020E 2030E 2040E 2050E
Under 65 Over 65 Under 65 Average Over 65 Average
Source: US Census Bureau
Over 65 Average
Growth: 1.8%
Over 65 Average
Growth: 1.8%

Positive Impact of Federal Healthcare Reform
Expansion of healthcare insurance coverage for Americans
Higher % of insured patients; positive impact on uncompensated care
Federal aid to states for Medicaid funding
Positive impact on uncompensated care
Healthcare information technology funding included in federal stimulus package
Providers eligible for part of new funding through state-directed grants and loans

Reimbursement Environment

Reimbursement Trends Potential Opportunities Payer
Medicare
Medicaid
Commercial
Insurance
Private Pay
National fee schedule final
implementation slated for 2010
Temporary Medicare rate increase of
2% Urban/3% Rural
CMS assigns 5% increase in 2009
ambulance inflation factor
Expansion of SCHIP program will benefit
uncompensated care
Healthcare Reform opportunities
Temporary slowdown of payments as
states react to budget pressure
(California)
Policies vary state to state
Rate increases to offset below-cost
government payers
Insurers seeking rate discounts
from providers
Electronic claims speed payment and
improve cash flow
Increasing pressure to provide
uncompensated care
Unemployment has grown from
4.8% to 8.1% over last 12 months
Healthcare Reform opportunities to improve
uncompensated care
R/M Mix
40%
16%
33%
11%
Healthcare Reform opportunities to improve
uncompensated care

Rural/Metro serves municipal, residential, commercial and industrial customers in more than
400 communities throughout the U.S., with more than 1,800 vehicles and over 7,800 employees
The business is comprised of two segments: Ambulance Services and Other Services
Ambulance services includes emergency and non-emergency ambulance and wheelchair services (85% of revenue)
Other services includes subscription fire, airport fire and home health services
(15% of revenues)
Company Overview
12
Annual EBITDA * Annual Net Revenue *
5.3% CAGR
* Adjusted for Fiscal 2009 discontinued operations; 2005 EBITDA excludes $8.2M loss on extinguishment of debt
6.2% CAGR

Rural/Metro provides emergency and non-emergency ambulance and private fire protection services in 22 states and approximately 400 communities throughout the United States.
West Region
Mid-Atlantic Region
Southwest Region
South Region
Corporate Headquarters
Regional Headquarters
Significant Market

National Presence

Company History
1993 2000 2005
1948
Rural/Metro founded as a
subscription fire protection
service
2002
Medicare National
Fee Schedule
implementation
began
2007-2008
Implementation  of
uncompensated care
initiatives
1993 - 1997
Industry roll-up period; RURL
acquires 80+entities, including
ambulance companies in
South America & Canada
1948 1969
1969
Rural/Metro begins providing
ambulance services under
contract in Arizona
2000
Company launches
domestic ambulance
operational
restructuring
2000-2004
Focus on core
business, consolidation
of operations and
assessment of progress
2002 2003
2005
Company
successfully
completes debt
refinancing
transaction
14
1993
Initial
Public
Offering
2007 2009
2009
Company issues EBITDA
guidance of $54M to
$58M; CapEx guidance of
$15M to $18M

Lines of Business
Transports
56%
44%
Non-Emergency
Emergency
Emergency response services
Non-emergency response services
85% of net revenue
8.3% revenue growth LTM 12/31/08
97% contract retention rate
Residential and commercial fire protection
provided under subscription contracts
Airport and industrial fire protection
provided under master contracts
15% of net revenue
6.2% revenue growth LTM 12/31/08
Ambulance Services
Other Services
15
Net Revenue
85%
15%
Ambulance Services
Other Services

Regional Overview
4 operating segments: Mid-Atlantic, South, Southwest, West
Management structure includes Group Presidents, Division General
Managers, Market General Managers
Shared services at corporate level include risk management, financial services, Medicare compliance, national purchasing, national collections center, national billing platform
5 regional billing groups
Syracuse – Mid-Atlantic
Buffalo – Mid-Atlantic
Indianapolis – South Region
Scottsdale – Southwest
Phoenix -- West

Examples of Customers Cities & Counties Hospitals & Healthcare Systems 17

San Diego Medical Services Enterprise
911 Contract (LLC with city) awarded in
fiscal 1998.
Named Scripps Hospital System preferred
provider in 1999.
Named Sharp Health Plan exclusive non-
emergency provider in 2002.
Began service to Palomar Pomerado
Hospital in 2002.
CSA-17 exclusive 911 contract won in 2003;
renewed for 5 years in 2008. Serving cities
of Del Mar, Rancho Santa Fe, Encinitas,
Solana Beach.
Exclusive standby ambulance service for
QUALCOMM Stadium, PETCO Park, PGA
events.
Kaiser Permanente Network preferred
provider contract began in 2006.
UCSD contract awarded following RFP in
3/2008; rotation with Care Ambulance.

Strategic Approach to Growth
Focus on assertive collections to drive
improvement in uncompensated care
Improve Average Patient Charge through rate
increases and subsidy requests
Increase 911 contracts by pursuing new
markets through RFP awards and expanding
partnerships in existing municipal markets
Leverage fixed asset and labor base through
increased and aggressive marketing of non-
emergency medical transports
Create operational education programs to
minimize “treat-no-transport” activities
Focused expansion into hospital system
ambulance transport services

Tactical Approach to Growth
Provide specific expertise and focus on:
Patient care delivery
New 911 revenue generation
Franchise revenue protection and expansion
Revenue cycle management
Implement identified technology improvements to enhance
billing integration
Reduce uncompensated care, improve billing outcomes,
and remain focused on risk reduction programs
Identify and target hospital-based ambulance services for
contract negotiation
Continue to improve overall patient care through clinical
best practices and education around auto and
professional liability

Unit Hour Utilization
Non-emergency transports pre-
scheduled during off-peak hours
Knowledge of  Peak Demand Patterns + Efficient Management of Assets =
Maximum Leverage of Fixed Base of Fleet and Labor
21
Economies of scale achieved
through effective deployment of
ambulance assets
911 system demand peaks at drive
time, nights, weekends

Emergency (911) Contract Process
1 month+ following award of contract
Contract  negotiations completed; capital deployed; employees hired
Contract Award
Providers Submit
Proposals
Committee
Recommendation &
Contract
Negotiations
2 months+ following submission of proposals …
Recommendation made to County Commission or City Council in advance of formal vote and contract award; public announcement of recommendation
Contract awarded on formal vote of County Commission or City Council
Contract negotiations begin
County or City
Issues RFP
Start of process …
Request for Proposal approved and issued by County Board of Supervisors,
City Council or other governing authority
Bidders’ conference, amendments (if any) released following conference
22
30-45 days later …
Letter of Intent & proposal fee submitted to contracting authority
Deadline for submission of proposals & bid bond
Proposal Review Committee presentations
Investigation of bidders’ submissions/ scoring of bids
Contract Begins

Non-Emergency Contract Process

Win 911 Contract
Prepare Bid
Responses
Notice of Award &
Contract Talks
Final Contract
Executed
Start of process …
Begin serving exclusive municipal/county 911 contract
Analyze local hospital current contracts & opportunities for  RFPs
Initiate local marketing efforts with local hospitals and healthcare facilities
Within first 6 months …
Begin bids on available hospital RFPs (timed with expiration of current provider contracts)
Presentations to hospital ambulance selection panels
30 days later …
Winning bidder notified
Contract negotiations begin
30-45 days later …
Contract negotiations completed
Generally low need for additional capital/employees due to ability to leverage from established 911 base of operations
Contract Begins

Investment Highlights
Rural/Metro is the second-largest private provider of outsourced ambulance services to the hospital, private sector, and public safety markets
Highly recurring revenue model with organic and regional growth opportunities
Market expansion opportunities through new municipal partnerships and negotiation of hospital system ambulance transport services contracts
Focus on quality of service, reliability, profitability and core deliverables
High barriers-to-entry favor incumbent provider due to strong relationship ties
Steady free cash flow strengthens capital structure through continued debt paydown

Technology & Revenue Cycle Management Todd Walker, Mid-Atlantic Group President 25

Patient Care Reports
Patient Care Report (PCR) must be completed for every patient transported
Four primary functions:
– Detailed narrative of patient’s condition and  treatment
provided
– Primary source for billing information
– Record of medicines, supplies and equipment used in
patient treatment
– Provides basis for quality assurance process

Communications
Center
EMT & Paramedic
Services
Pre –Bill Corporate
Billing System
Regional
Billing System
Data Entry
All paper documentation related to the call:
Physicians Certificates,  insurance
documentation, etc.
99% manual process, with e-mail
and overnight delivery of
documentation
CAD, PCR, & “other” paper is
manually collated, attached and
send via overnight courier to
regional billing center
Caller
Manual PCR Process

Sample Patient Care Report Page 1 Sample Patient Care Report Page 2 Sample Patient Care Report 28

Rural/Metro began national roll-out of electronic Patient Care Reporting solution in 2008, following extensive development and testing period.
Meets future demand for broader healthcare technologies, enhances quality of documentation, reduces opportunity for denials
ePCR Implementation

ePCR Locations
Rural/Metro markets currently utilizing ePCR technology:
Youngstown, Ohio
Salem, Oregon
Metro Denver/Aurora, Colorado
Western New York/Buffalo
Orlando, Florida
Rochester, New York
Markets scheduled for implementation in calendar 2009
Seattle, Washington
Memphis, Tennessee
Atlanta, Georgia
Indianapolis, Indiana
Syracuse, New York

ePCR allows EMT’s and Paramedics to document all aspects of patient care using rugged tablet PC designed for first-responder environments Demonstration of ePCR system ePCR Functions & Capabilities 31

Communications
Center
EMT & Paramedic
Services
Pre –Bill Corporate
AS/400
Regional
Billing
Data Entry
All paper documentation related to the call:  Physicians
Certificates, insurance documentation, etc. are
electronically scanned into billing system
Caller
Electronic PCR Process
ePCR automates data between
CAD and EMT & Paramedic
Services
Physical delivery of paper reduced –
saving time and money
ePCRi
Reduces Data
Entry to Supplemental
Documentation
Real Time

Benefits:
• Increased PCR accuracy &
legibility
• Required fields will reduce
incomplete PCRs
• Medical protocols automatically
prompt for necessary treatment
standards
• Elimination of lost PCRs
Benefits:
• Reduces mailing
costs
• Reduces costs
related to paper
storage
• Reduces time
Benefits:
• Reduces time to
process
• Reduces manpower
requirements
• Reduces mailing costs
Interface Document Management Tablet ePCR
Billing
CAD
Operational Benefits of ePCR

Sample Electronic Patient Care Report Page 1 Sample Electronic Patient Care Report Page 2 Sample ePCR Report 34

Sample ePCR Report Sample Electronic Patient Care Report Page 3 Sample Electronic Patient Care Report Page 4 35

Sample ePCR Report Sample Electronic Patient Care Report Page 5 Sample Electronic Patient Care Report Page 6 36

Quality of Documentation
At local operations and regional billing centers, ePCR reports are reviewed to ensure medical protocols were followed for every patient transport.
ePCR reports are cross-checked for:
Appropriate on-scene response & assessment
ALS vs. BLS
Appropriate documentation of care (i.e. heart-rate monitors)
Appropriate on-scene time and total time of transport

Financial Drivers & Performance Kristi Ponczak, Sr. VP & CFO 38

Historical Net Revenue and Drivers
(Continuing operations)
$117.4
$125.1
$125.4
$124.4
$121.0
$117.3
$90.0
$95.0
$100.0
$105.0
$110.0
$115.0
$120.0
$125.0
$130.0
Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09
1,091
1,139
1,162
1,169
1,047
$331
$353
$361
$337
$344
900
950
1,000
1,050
1,100
1,150
1,200
2005 2006 2007 2008 LTM 12/31/08
$250
$270
$290
$310
$330
$350
$370
Annual Net Revenue Quarterly Net Revenue
Annual APC and Transports
Quarterly APC and Transports
39
285
304
290
292
283
283
$348
$345
$351
$368
$361
$363
225
250
275
300
Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09
$250
$270
$290
$310
$330
$350
$370
5.0% CAGR

Historical EBITDA and Margins
(Adjusted for continuing operations)
$12.0
$13.2
$14.7
$14.4
$14.7
$13.2
$-
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09
11.0%
9.3%
11.0%
11.5%
13.8%
0.0%
3.0%
6.0%
9.0%
12.0%
15.0%
2005* 2006 2007 2008 LTM
12/31/08
Annual EBITDA Quarterly EBITDA
Annual EBITDA Margin Quarterly EBITDA Margin
40
10.2%
10.6%
11.7%
11.6%
12.2%
11.3%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09
6.2% CAGR
* Fiscal 2005 calculations exclude $8.2 million loss on extinguishment of debt

Continued Year Over Year Growth in 2009
Net Revenue
($millions)
41
EBITDA
($millions)
Cash Flow from Operations
($millions)
Growth          4.6% 4.6% Margin        10.8% 11.9%
$235
$245
$200.0
$210.0
$220.0
$230.0
$240.0
$250.0
$260.0
YTD '08 YTD '09
$25
$29
$-
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
YTD '08 YTD '09
$10
$19
$-
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
YTD '08 YTD '09

Other Financial Drivers (6 months ended 12/31/08)
Solid Second Quarter 2009 net revenue metrics
Average patient charge growth of 3.4% to $363/transport
Uncompensated care down to 14% of gross ambulance revenue
Strong earnings and cash flow metrics
EBITDA margin improvement – 9.3% in fiscal 2007, 11.0% in fiscal 2008, up to 11.9% for the six months in fiscal 2009
EBITDA dollars increased 15.4%
Diluted EPS growth of 100% to $0.09
Days sales outstanding down 11% to 57 days
Cash flow from operations of $19.3 million
Net debt of $254 million
Total net leverage at 4.4x
Debt of $274 million less cash on balance sheet of $20 million

Uncompensated Care
Key challenges:
Denials for non-medical necessity based on criteria set by
Medicare, Medicaid and commercial insurance payers
Increases in uninsured populations
Inability for covered individuals to meet co-pay and deductible limits
43
Uncompensated Care as % of Total Write-Offs
12/31/08 2008 2007 2006
Medicare/Medicaid Denials 10% 10% 15% 12%
Commercial Insurance 16% 18% 19% 19%
Co-Pay/Deductible 9% 8% 8% 9%
Self-Pay 65% 64% 58% 60%

Aggressive Management of Uncompensated Care
Completed:
Billing Services
Additional resources directed to market-specific, pre-billing claims specialists to verify and gather primary and secondary patient insurance information through local resources
Introduction of customer care advocates within regional billing centers to specialize in tracking uninsured claims
Case Management
Expanded efforts to establish rate contracts with certain commercial insurance carriers to eliminate potential barriers to direct reimbursement for services and minimize self-pay accounts
Enhanced case management and collections for patients who require repetitive non-
emergency transports to include verification of physician’s certification statement prior to transport, and payment in advance when warranted.
In Process:
Technology
Electronic Patient Care Record (ePCR) system implementation
44
Phase # Tablets Budget Cost Status
Phase 0 - Fiscal 2007 29                       326,500 $      Complete
Phase 1 - Fiscal 2008 93                       1,306,202      Complete
Phase 2 - Fiscal 2009 254                     3,541,686      In Process
Phase 3 - Fiscal 2010 305                     4,063,969      Scheduled
Phase 4 - Fiscal 2011/2012 288                     -                     Arizona - Pending
     Total Project 969                     9,238,357 $
Roll-Out Schedule by Phase

ePCR Metrics & Documentation Quality
More than a dozen ePCR metrics being measured, including:
Days to bill
Service level mix
Denied claims
Uncompensated care
In Western New York/Buffalo (largest ePCR installation to date), days to bill improved 50% in first six months.
5% shift in service level mix from BLS-E to ALS-E
Claim denials and uncompensated care challenging to analyze prior to passage of 12-15 month collection cycle and in consideration of possible changing market conditions

Free Cash Flow & Liquidity

Continued reductions in insurance collateral requirements
Minimal cash tax payment (utilizing $76 million in historical NOL)
DSO continues to reduce
Capital expenditures will decrease by $4 million annually in fiscal 2011 upon completion of ePCR technology deployment funding
Senior Discount Notes convert to cash pay with first semi-annual $6 million payment Sept. 2010
$20 million revolver remains undrawn
Ample headroom under loan covenants
LTM
2005 2006 2007 2008 12/31/2008
Cash flow from operations 24.9 $         26.1 $         29.6 $         34.8 $         44.3 $
Capital expenditures (12.5) (15.2) (13.2) (13.3) (14.0)
Free cash flow 12.3 10.9 16.4 21.5 30.3
Cash on balance sheet (beg.) 16.4 17.7 9.2 6.2 2.2
Term loan B payments (7.0) (21.0) (19.0) (10.0) (12.0)
Other debt payments/reimbursements (4.0) 1.6 (0.5) (1.8) (1.0)
Net Cash after principal payments 17.7 $         9.2 $           6.2 $           15.9 $         19.6 $

Debt Structure

(In millions)
Description Amount Leverage
Rural/Metro Operating Company
Term Loan B due 2011 $135                 $(69)* $  66 1.2x
($135.0M @ LIBOR + 3.50%)
Revolver (Undrawn) due 2010 -- -- 0
($20.0M @ 0.50%)
Sr. Sub. Notes due 2015 $125 $125
($125.0M @ 9.875%)
Total Operating Company Debt $260
$(
69) $191
3.4x  Covenant  Level
Rural/Metro Corp. Holding Co.
12.75% Sr. Discount due 2016 $ 52 29 $   81
(Accretes to $93.5M at maturity)
Total Debt $312
$(
40) $272 4.8x
Less Cash on Balance Sheet (20)
Net Debt $252 4.4x
Note: Includes $5 million principal payment on March 16, 2009. The Credit Facility also includes a $45 million Letter of Credit facility utilized primarily to support deductibles under the Company’s workers’ compensation and auto liability insurance programs.
Original
March 2005
Principal
Change

Deleveraging History

2.9x
1.8x
2.1x
1.5x
1.2x
5.6x
3.9x
5.1x
3.8x
3.5x
6.8x
4.9x
6.7x
5.3x
4.9x
0.0x
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
8.0x
9.0x
2005* 2006 2007 2008 LTM 12/31/08
Senior Debt/EBITDA OpCo Debt/EBITDA Total Debt/EBITDA
2x Turn on Debt
* Fiscal 2005 calculations exclude $8.2 million loss on extinguishment of debt

Debt Strategies
Extend maturities on current credit agreement (Letter of Credit
Facility, Revolver, Term Loan B)
– Continue to prepay principal
Exchange offer to capture discount on bonds & note
Seek amendment to credit agreement to loosen restriction on stock buybacks and other debt repayments
Effect a comprehensive capital structure transaction

Financial Summary
Favorable industry and reimbursement trends
Preferred provider of choice – national presence
Margin expansion opportunities
APC growth
Leveraging fixed labor base
Track record of strong cash flow growth
Continued compliance with all covenants – with LTM headroom of 20%
Completed billing services and case management uncompensated care initiatives, 40% complete with technology deployment

QUESTION-AND-ANSWER SESSION